Exhibit 10.6

Execution Version SECURED PROMISSORY NOTE FOR VALUE RECEIVED, and subject to the terms and conditions set forth herein, COMPUTE NORTH MEMBER LLC, a Delaware limited liability company (the “Borrower”), hereby unconditionally promises to pay to TZ Capital Holdings, LLC, a Delaware limited liability company (“TZCH Member” or the “Noteholder”), the principal sum of NINETY-EIGHT MILLION FIVE HUNRED EIGHT THOUSAND NINE HUNDRED TWENTY AND NO/100 DOLLARS ($98,508,920.00) or so much thereof as may be advanced by the Noteholder from time to time hereunder to or for the benefit of the Borrower, together with all accrued interest thereon and otherwise in strict accordance with the terms and provisions set forth in this Secured Promissory Note (the “Note”). This Note is being executed on April 8, 2022 (the “Effective Date”). WHEREAS, the Borrower and the Noteholder have entered into that certain Limited Liability Company Agreement, dated as of November 24, 2021 (as amended, restated, supplemented or otherwise modified from time to time, the “LLC Agreement”), setting forth the terms and conditions governing the operation and management of TZRC LLC, a Delaware limited liability company (the “Company”); WHEREAS, pursuant to Section 3.02(b)(i)(B) of the LLC Agreement, TZCH Member may require that the Borrower execute and deliver a promissory note to the Noteholder, which promissory note shall evidence the Member Loans referred to therein; and WHEREAS, this Note is one of the promissory notes referred to in Section 3.02(b)(i)(B) of the LLC Agreement and amounts due hereunder shall constitute “Member Loans” and “Member Loan Secured Obligations”. 1. Definitions; Interpretation. 1.1 Capitalized terms used herein shall have the meanings set forth in this Section 1. Capitalized terms used herein without being herein defined shall have the meanings assigned to such terms in the LLC Agreement or the Parent Guaranty or, if not defined therein, in Article 8 or Article 9 of the Uniform Commercial Code (the “Code”) as in effect from time to time in the State of New York. “Bankrupt” means, with respect to Parent, the occurrence of any of the following: (a) the filing of an application by Parent for, or a consent to, the appointment of a trustee of Parent’s assets; (b) the filing by Parent of a voluntary petition in bankruptcy or the filing of a pleading in any court of record admitting in writing Parent’s inability to pay its debts as they come due; (c) the making by Parent of a general assignment for the benefit of Parent’s creditors; (d) the filing by Parent of an answer admitting the material allegations of, or Parent’s consenting to, or defaulting in answering a bankruptcy petition filed against Parent in any bankruptcy proceeding; or (e) the expiration of ninety (90) days following the entry of an order, judgment or decree by any court of competent jurisdiction adjudicating Parent bankrupt or appointing a trustee of Parent’s assets. “Borrower” has the meaning set forth in the introductory paragraph. FOR VALUE RECEIVED, and subject to the terms and conditions set forth herein, Borrower”), hereby unconditionally promises to pay to TZ Capital Holdings, LLC, a Delaware limited liability the principal sum of NINETY-EIGHT MILLION FIVE HUNRED EIGHT THOUSAND NINE HUNDRED TWENTY AND NO/100 DOLLARS ($98,508,920.00) or so much thereof as may be advanced by the Noteholder from time to time hereunder to or for the benefit of the Borrower, together with all accrued interest thereon and otherwise in strict accordance with the terms and provisions set forth in this Secured This Note is being executed on April 8, 2022 (the WHEREAS, the Borrower and the Noteholder have entered into that certain Limited Liability Company Agreement, dated as of November 24, 2021 (as amended, restated, LLC Agreement terms and conditions governing the operation and management of TZRC LLC, a Delaware limited WHEREAS, pursuant to Section 3.02(b)(i)(B) of the LLC Agreement, TZCH Member may require that the Borrower execute and deliver a promissory note to the Noteholder, which promissory note shall evidence the Member Loans referred to therein; and WHEREAS, this Note is one of the promissory notes referred to in Section 3.02(b)(i)(B) of the LLC Agreement and amounts due hereunder shall constitute 1.1 Capitalized terms used herein shall have the meanings set forth in this 1. Capitalized terms used herein without being herein defined shall have the meanings assigned to such terms in the LLC Agreement or the Parent Guaranty or, if not defined therein, in Article 8 or Article 9 of the Uniform Commercial Code (the to time in the State of New York. Bankrupt” means, with respect to Parent, the occurrence of any of the following: (a) the filing of an application by Parent for, or a consent to, the appointment of a ’s assets; (b) the filing by Parent of a voluntary petition in bankruptcy or the filing of a pleading in any court of record admitting in writing Parent debts as they come due; (c) the making by Parent of a general assignment for the benefit of s creditors; (d) the filing by Parent of an answer admitting the material allegations of, or Parent’s consenting to, or defaulting in answering a bankruptcy petition filed against Parent in any bankruptcy proceeding; or (e) the expiration of ninety (90) days following the entry of an order, judgment or decree by any court of competent jurisdiction adjudicating Parent bankrupt or appointing a trustee of Parent

“Business Day” means a day other than a Saturday, Sunday, or other day on which commercial banks in New York City are authorized or required by law to close. “Business Debt” means, with respect to the Company or any of its Subsidiaries, indebtedness for borrowed money incurred by such Person, whether evidenced by loan agreements, bonds, debentures, notes or similar instruments, in each case, all or a portion of the proceeds of which are used in support of the Business. “Business Debt Distribution” has the meaning set forth in Section 4.5. “Company” has the meaning set forth in the recitals. “Default Rate” means the Interest Rate plus 2% per annum. “Distributed Amount” has the meaning set forth in Section 4.4. “Event of Dissolution” shall have the meaning assigned to such term in the LLC Agreement. “Governmental Authority” means the government of any nation or any political subdivision thereof, whether at the national, state, territorial, provincial, municipal or any other level, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of, or pertaining to, government. “Guarantor Default” means, with respect to Borrower’s Parent, (a) Parent’s breach of Section 4 of the Parent Guaranty; (b) Parent’s failure to make any payment required or to perform any other material covenant or obligation in the Parent Guaranty and such failure shall not be remedied within three (3) Business Days after written notice thereof; (c) Parent becomes Bankrupt; (d) the failure of the Parent Guaranty to be in full force and effect (other than in accordance with its terms) prior to the satisfaction of all obligations of Borrower under this Note without the written consent of TZCH Member; or (e) Parent repudiates, disaffirms, disclaims, or rejects, in whole or in part, or challenges the validity of the Parent Guaranty. “Guaranty Issuance Period” has the meaning set forth in Section 5.2. “Interest Rate” means a rate per annum equal to the lesser of (a) a varying rate per annum equal to the sum of (i) the prime rate as published in The Wall Street Journal, with adjustments in that varying rate to be made on the same date as any change in that rate is so published, plus (ii) twelve percent (12.0%) per annum, and (b) the Maximum Rate. “Law” as to any Person, means the certificate of incorporation and by-laws or other organizational or governing documents of such Person, and any law (including common law), statute, ordinance, treaty, rule, regulation, order, decree, judgment, writ, injunction, settlement agreement, requirement or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject. “LLC Agreement” has the meaning set forth in the recitals hereto. means, with respect to the Company or any of its Subsidiaries, indebtedness for borrowed money incurred by such Person, whether evidenced by loan agreements, bonds, debentures, notes or similar instruments, in each case, all or a portion of Section 4.5. means the Interest Rate plus 2% per annum. Section 4.4. shall have the meaning assigned to such term in the LLC means the government of any nation or any political subdivision thereof, whether at the national, state, territorial, provincial, municipal or any other level, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of, or pertaining to, government. means, with respect to Borrower breach of Section 4 of the Parent Guaranty; (b) Parent or to perform any other material covenant or obligation in the Parent Guaranty and such failure shall not be remedied within three (3) Business Days after written notice thereof; (c) Parent becomes Bankrupt; (d) the failure of the Parent Guaranty to be in full force and effect (other than in accordance with its terms) prior to the satisfaction of all obligations of Borrower under this Note without the written consent of TZCH Member; or (e) Parent repudiates, disaffirms, disclaims, or rejects, in whole or in part, or challenges the validity of the Parent Guaranty. Guaranty Issuance Period Interest Rate per annum equal to the sum of (i) the prime rate as published in The Wall Street Journal, with adjustments in that varying rate to be made on the same date as any change in that rate is so published, plus (ii) twelve percent (12.0%) per annum, and (b) the Maximum Rate. “ other organizational or governing documents of such Person, and any law (including common law), statute, ordinance, treaty, rule, regulation, order, decree, judgment, writ, injunction, settlement agreement, requirement or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

“Maximum Rate” means maximum rate of non-usurious interest permitted by Law. “Member Loan Event of Default” has the meaning set forth in Section 10.1. “Member Loan Funding Schedule” means the Member Loan Funding Schedule attached hereto as Exhibit B. “Member Loan Interest Payment Date” means the last Business Day of each month and the Member Loan Maturity Date; provided, however, the first Member Loan Interest Payment Date shall be the date that is six (6) months after the date the initial Member Loan was advanced. “Member Loan Maturity Date” means, with respect to each Member Loan advanced hereunder, the first to occur of (a) the date that is four years from the date of such Member Loan; provided, however, that if such date does not satisfy the definition of “Business Day,” the Member Loan Maturity Date shall be the next succeeding Business Day, (b) the date of any Event of Dissolution and (c) the date of the closing of any transaction contemplated by Section 7.17 or Section 12.07 of the LLC Agreement. “Member Loan Monthly Sweep Amount” has the meaning set forth in Section 4.2. “Member Loan Principal Payment Date” means the last Business Day of each month and the Member Loan Maturity Date. “Member Loan Secured Obligations” means all of the present and future obligations of the Borrower arising from, or owing under or pursuant to, Member Loans, including principal and interest (including any interest that accrues after the commencement of an insolvency proceeding, regardless of whether allowed or allowable in whole or in part as a claim in any such insolvency proceeding), obligations (including indemnification obligations), expenses (including any such expenses that accrue after the commencement of an insolvency proceeding, regardless of whether allowed or allowable in whole or in part as a claim in any such insolvency proceeding), and irrespective of whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, and other amounts that the Borrower is required to pay or reimburse by Law or otherwise in connection with the Member Loans. “Member Loan Target Balance Schedule” means the Member Loan Target Balance Schedule attached hereto as Exhibit C. “Membership Interest” shall have the meaning given to such term in the LLC Agreement. “Note” has the meaning set forth in the introductory paragraph. “Noteholder” has the meaning set forth in the introductory paragraph. Section 10.1. means the Member Loan Funding means the last Business Day of each , the first Member Loan Interest Payment Date shall be the date that is six (6) months after the date the initial Member means, with respect to each Member Loan advanced hereunder, the first to occur of (a) the date that is four years from the date of such , that if such date does not satisfy the definition of the Member Loan Maturity Date shall be the next succeeding Business Day, (b) the date of any Event of Dissolution and (c) the date of the closing of any transaction contemplated by Section 7.17 or Section 12.07 of the LLC Agreement. Member Loan Monthly Sweep Amount” has the meaning set forth in Section Member Loan Principal Payment Date month and the Member Loan Maturity Date. Member Loan Secured Obligations obligations of the Borrower arising from, or owing under or pursuant to, Member Loans, including principal and interest (including any interest that accrues after the commencement of an insolvency proceeding, regardless of whether allowed or allowable in whole or in part as a claim in any such insolvency proceeding), obligations (including indemnification obligations), expenses (including any such expenses that accrue after the commencement of an insolvency proceeding, regardless of whether allowed or allowable in whole or in part as a claim in any such insolvency proceeding), and irrespective of whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, and other amounts that the Borrower is required to pay or reimburse by Law or otherwise in connection with the Member Loans. “Member Loan Target Balance Schedule Balance Schedule attached hereto as Exhibit C. Agreement.

“Parent Guaranty” means a guaranty pursuant to which Parent irrevocably and unconditionally guarantees, as a primary obligor and not merely as a surety, to the Noteholder, the due and punctual payment and performance of the Borrower’s obligations under this Note, in form and substance reasonably satisfactory to TZCH Member, as more particularly described in Section 5.2. “Person” shall have the meaning assigned to such term in the LLC Agreement. “PIK Payments” has the meaning set forth in Section 4.4. “TZCH Member” has the meaning set forth in the introductory paragraph. 1.2 Interpretation. For purposes of this Note (a) the words “include,” “includes,” and “including” shall be deemed to be followed by the words “without limitation”; (b) the word “or” is not exclusive; and (c) the words “herein,” “hereof,” “hereby,” “hereto,” and “hereunder” refer to this Note as a whole. The definitions given for any defined terms in this Note shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine, and neuter forms. Unless the context otherwise requires, references herein to: (x) Exhibits and Sections mean the Exhibits and Sections of this Note; (y) an agreement, instrument, or other document means such agreement, instrument, or other document as amended, supplemented, and modified from time to time to the extent permitted by the provisions thereof; and (z) a statute means such statute as amended from time to time and includes any successor legislation thereto and any regulations promulgated thereunder. This Note shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted. 2. Loan Terms. 2.1 Loan. Unless expressly set forth herein to the contrary, Section 3.02(b) of the LLC Agreement shall apply in respect of the Member Loans evidenced by this Note, and each such provision therein is hereby incorporated herein by reference. In the event of any conflict, discrepancy, or inconsistency between any terms expressly set forth in this Note and the LLC Agreement, the terms of this Note will control. 2.2 Origination Fee. The Borrower shall pay to TZCH Member a fee for the origination of the Member Loans evidenced by this Note. Such fee shall (a) be in an amount equal to the cost incurred by TZCH Member or its Affiliate to procure tax indemnity insurance in connection with a Project or Company’s Business but it shall not exceed $3,500,000.00, (b) be deemed fully earned and payable on the date the initial Member Loan is disbursed by TZCH Member, (c) shall be funded with the proceeds of the initial Member Loan, (d) be nonrefundable for any reason whatsoever and (e) not be subject to counterclaim or setoff. 3. Loan Disbursement Mechanics. The Noteholder shall disburse the Member Loans hereunder directly to the Company on behalf of the Borrower as set forth in the Member Loan Funding Schedule; provided that, prior to or concurrently with such disbursement to the Company on behalf of the Borrower, the TZCH Member shall contribute in cash to the Company a Capital Contribution in an amount equal to TZCH Member’s share of the corresponding Capital s obligations under this Note, in form and substance reasonably satisfactory to TZCH Member, as more particularly shall have the meaning assigned to such term in the LLC Agreement. has the meaning set forth in the introductory paragraph. 1.2 Interpretation. For purposes of this Note (a) the words “include, without limitation hereof,” “hereby, refer to this Note as a whole. The definitions given for any defined terms in this Note shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine, and neuter forms. Unless the context otherwise requires, references herein to: (x) Exhibits and Sections mean the Exhibits and Sections of this Note; (y) an agreement, instrument, or other document means such agreement, instrument, or other document as amended, supplemented, and modified from time to time to the extent permitted by the provisions thereof; and (z) a statute means such statute as amended from time to time and includes any successor legislation thereto and any regulations promulgated thereunder. This Note shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted. 2.1 Loan. Unless expressly set forth herein to the contrary, Section 3.02(b) of the LLC Agreement shall apply in respect of the Member Loans evidenced by this Note, and each such provision therein is hereby incorporated herein by reference. In the event of any conflict, discrepancy, or inconsistency between any terms expressly set forth in this Note and the LLC Agreement, the terms of this Note will control. 2.2 Origination Fee. The Borrower shall pay to TZCH Member a fee for the origination of the Member Loans evidenced by this Note. Such fee shall (a) be in an amount equal to the cost incurred by TZCH Member or its Affiliate to procure tax indemnity insurance in connection with a Project or Company (b) be deemed fully earned and payable on the date the initial Member Loan is disbursed by TZCH Member, (c) shall be funded with the proceeds of the initial Member Loan, (d) be nonrefundable for any reason whatsoever and (e) not be subject to counterclaim or setoff. 3. Loan Disbursement Mechanics. hereunder directly to the Company on behalf of the Borrower as set forth in the Member Loan Funding Schedule; provided that, prior to or concurrently with such disbursement to the Company on behalf of the Borrower, the TZCH Member shall contribute in cash to the Company a Capital Contribution in an amount equal to TZCH Member

Contribution obligation. Upon such disbursement, the amount advanced shall automatically constitute Member Loans hereunder and for all purposes under the LLC Agreement. Upon each disbursement of a Member Loan hereunder, the Borrower shall be deemed to repeat the Borrower’s representations and warranties in Section 8 hereof as of the date of such disbursement. 4. Payment; Optional Prepayments. 4.1 Member Loan Interest Payment Date. On each Member Loan Interest Payment Date, the Borrower shall repay to the Noteholder all accrued interest then due and owing on such Member Loan Interest Payment Date; provided that, for the avoidance of doubt, PIK Payments shall satisfy the Borrower’s obligations under this Section 4.1 as and to the extent set forth in Section 4.4. 4.2 Member Loan Principal Payment Date. On each Member Loan Principal Payment Date, the Borrower shall repay to the Noteholder the outstanding principal amount of the Member Loans advanced hereunder in an amount that would cause the outstanding principal amount of the Member Loans advanced hereunder to be equal to the amount set forth in the Member Loan Target Balance Schedule as of such Member Loan Principal Payment Date (the amount described in this Section 4.2, including after giving effect to clause (a) of the proviso hereto, the “Member Loan Monthly Sweep Amount”); provided that, (a) the amount set forth in the Member Loan Target Balance Schedule as of a Member Loan Principal Payment Date (and for each subsequent Member Loan Principal Payment Date) shall be reduced by the amount of any Business Debt Distribution made pursuant to Section 4.5 after the immediately preceding Member Loan Principal Payment Date and on or prior to such Member Loan Principal Payment Date and (b) for the avoidance of doubt, PIK Payments shall satisfy the Borrower’s obligations under this Section 4.2 as and to the extent set forth in Section 4.4. 4.3 Member Loan Maturity Date. On the Member Loan Maturity Date, the Borrower shall repay the aggregate principal amount of Member Loans outstanding hereunder, together with all accrued and unpaid interest. 4.4 PIK Payments. Notwithstanding any provision in this Note to the contrary, if on any Member Loan Principal Payment Date or Member Loan Interest Payment Date (in each case, other than the Member Loan Maturity Date), the sum of (a) the amount of Available Cash to be distributed to the Borrower pursuant to Section 6.01(a) of the LLC Agreement, (b) the amount of Fees (as defined in the Property Management Agreement) to be paid to the Borrower in accordance with Section 7.3(b) and (c) the amount of any Business Debt Distribution made pursuant to Section 4.5 after the immediately preceding Member Loan Principal Payment Date or Member Loan Interest Payment Date, as applicable, and on or prior to such Member Loan Principal Payment Date or Member Loan Interest Payment Date, as applicable (such aggregate amount, the “Distributed Amount”), is insufficient to pay the full amount of the principal and/or interest due on such date, then the Borrower shall be permitted to elect (a) such interest due to be capitalized and added as of such date to the principal amount of this Note and (b) the principal amount simultaneously (x) be repaid in an amount equal to such deficiency (less the interest amount described in clause (a)) and (y) such principal amount deemed re-paid shall be deemed re-borrowed (such amounts added to the principal pursuant clauses (a) and (b), collectively, the “PIK Payments”); provided, that the Borrower s 4.1 Member Loan Interest Payment Date. On each Member Loan Interest Payment Date, the Borrower shall repay to the Noteholder all accrued interest then due and owing on such Member Loan Interest Payment Date; provided that, for the avoidance of doubt, s obligations under this Section 4.1 as and to the 4.2 Member Loan Principal Payment Date. On each Member Loan Principal Payment Date, the Borrower shall repay to the Noteholder the outstanding principal amount of the Member Loans advanced hereunder in an amount that would cause the outstanding principal amount of the Member Loans advanced hereunder to be equal to the amount set forth in the Member Loan Target Balance Schedule as of such Member Loan Principal Payment Date (the amount described in this Section 4.2, including after giving effect to clause (a) of Member Loan Monthly Sweep Amount amount set forth in the Member Loan Target Balance Schedule as of a Member Loan Principal Payment Date (and for each subsequent Member Loan Principal Payment Date) shall be reduced by the amount of any Business Debt Distribution made pursuant to Section 4.5 after the immediately preceding Member Loan Principal Payment Date and on or prior to such Member Loan Principal Payment Date and (b) for the avoidance of doubt, PIK Payments shall s obligations under this Section 4.2 as and to the extent set forth in 4.3 Member Loan Maturity Date. On the Member Loan Maturity Date, the Borrower shall repay the aggregate principal amount of Member Loans outstanding hereunder, together with all accrued and unpaid interest. 4.4 PIK Payments. Notwithstanding any provision in this Note to the contrary, if on any Member Loan Principal Payment Date or Member Loan Interest Payment Date (in each case, other than the Member Loan Maturity Date), the sum of (a) the amount of Available Cash to be distributed to the Borrower pursuant to Section 6.01(a) of the LLC Agreement, (b) the amount of Fees (as defined in the Property Management Agreement) to be paid to the Borrower in accordance with Section Distribution made pursuant to Section 4.5 after the immediately preceding Member Loan Principal Payment Date or Member Loan Interest Payment Date, as applicable, and on or prior to such Member Loan Principal Payment Date or Member Loan Interest Payment Date, as applicable (such aggregate amount, the amount of the principal and/or interest due on such date, then the Borrower shall be permitted to elect (a) such interest due to be capitalized and added as of such date to the principal amount of this Note and (b) the principal amount simultaneously (x) be repaid in an amount equal to such deficiency (less the interest amount described in clause (a)) and (y) such principal amount deemed re-paid shall be deemed re-borrowed (such amounts added to the principal shall not be permitted to elect any PIK Payment in an amount that exceeds twenty percent (20%) of the Member Loan Target Balance Schedule (as adjusted pursuant to clause (a) of the proviso to Section 4.2) as of such Member Loan Principal Payment Date or Member Loan Interest Payment Date, as applicable. Except for PIK Payments, all other payments of principal or interest on this Note shall be made as set forth in Section 7.1. 4.5 Business Debt. Notwithstanding any provision in this Note to the contrary, the Borrower agrees that in the event that the Company or any of its Subsidiaries receives cash proceeds from Business Debt and the Company subsequently makes a distribution to the Members in connection therewith, the Company shall direct any such distribution to which the Borrower would otherwise be entitled (such amount, a “Business Debt Distribution”) to the Noteholder in partial or full repayment of the Member Loan Secured Obligations until all Member Loan Secured Obligations are paid in full. Any such distributions diverted to the Noteholder shall be deemed to have first been distributed to the Borrower and then paid by the Borrower to the Noteholder in repayment thereof. 4.6 Optional Prepayments. The Borrower may, at any time and from time to time, voluntarily prepay this Note in whole or in part without premium or penalty. Any prepayment hereunder shall be accompanied by all accrued and unpaid interest on the principal amount prepaid and all other amounts due and payable under this Note. 5. Collateral and Guaranty. 5.1 Security Interest. The Borrower hereby pledges, assigns and grants a first priority security interest in the Collateral to the Noteholder to secure the prompt and complete payment and performance of all Member Loan Secured Obligations. 5.2 Guaranty. On the Effective Date hereof Borrower shall deliver to the Noteholder a Parent Guaranty that is in the form attached hereto as Exhibit D. This Section 5.2 replaces the obligation to deliver a guaranty described in Section 3.02(b)(i)(B) of the LLC Agreement solely with respect to the obligations under this Note. 6. Interest. 6.1 Interest Rate. Except as otherwise provided herein, the outstanding principal amount of any Member Loan made hereunder shall bear interest at the Interest Rate from the date such Member Loan was made until such Member Loan is paid in full, whether at maturity, upon acceleration, by prepayment, or otherwise. Notwithstanding anything to the contrary contained herein, the interest paid or agreed to be paid shall not exceed the Maximum Rate. If the Noteholder shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Member Loans or, if it exceeds such unpaid principal, refunded to the Borrower. In determining whether the interest contracted for, charged, or received by the Noteholder exceeds the Member Loan Maximum Rate, the Noteholder may, to the extent permitted by applicable Law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the payment obligations thereunder. proviso to Section 4.2) as of such Member Loan Principal Payment Date or Member Loan Interest Payment Date, as applicable. Except for PIK Payments, all other payments of 4.5 Business Debt. Notwithstanding any provision in this Note to the contrary, the Borrower agrees that in the event that the Company or any of its Subsidiaries receives cash proceeds from Business Debt and the Company subsequently makes a distribution to the Members in connection therewith, the Company shall direct any such distribution to which Business Debt Distribution the Noteholder in partial or full repayment of the Member Loan Secured Obligations until all Member Loan Secured Obligations are paid in full. Any such distributions diverted to the Noteholder shall be deemed to have first been distributed to the Borrower and then paid by 4.6 Optional Prepayments. The Borrower may, at any time and from time to time, voluntarily prepay this Note in whole or in part without premium or penalty. Any prepayment hereunder shall be accompanied by all accrued and unpaid interest on the principal amount prepaid and all other amounts due and payable under this Note. 5.1 Security Interest. The Borrower hereby pledges, assigns and grants a first priority security interest in the Collateral to the Noteholder to secure the prompt and complete payment and performance of all Member Loan Secured Obligations. 5.2 Guaranty. On the Effective Date hereof Borrower shall deliver to the Noteholder a Parent Guaranty that is in the form attached hereto as Exhibit D. This Section 5.2 replaces the obligation to deliver a guaranty described in Section 3.02(b)(i)(B) of the LLC Agreement solely with respect to the obligations under this Note. 6.1 Interest Rate. Except as otherwise provided herein, the outstanding principal amount of any Member Loan made hereunder shall bear interest at the Interest Rate from the date such Member Loan was made until such Member Loan is paid in full, whether at maturity, upon acceleration, by prepayment, or otherwise. Notwithstanding anything to the contrary contained herein, the interest paid or agreed to be paid shall not exceed the Maximum Rate. If the Noteholder shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Member Loans or, if it exceeds such unpaid principal, refunded to the Borrower. In determining whether the interest contracted for, charged, or received by the Noteholder exceeds the Member Loan Maximum Rate, the Noteholder may, to the extent permitted by applicable Law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the payment

6.2 Default Interest. If any amount payable hereunder is not paid when due (without regard to any applicable grace periods), whether at stated maturity, by acceleration or otherwise, such amount shall thereafter bear interest at the Default Rate from the date of such non-payment until such amount is paid in full. 6.3 Computation of Interest. All computations of interest shall be made on the basis of 365 or 366 days, as the case may be, and the actual number of days elapsed, compounded monthly. Interest shall accrue on each Member Loan on the day on which such Member Loan is made and shall not accrue on such Member Loan for the day on which it is paid. 7. Payment Mechanics. 7.1 Manner of Payments. All payments of interest and principal on Member Loans shall be made without condition or deduction for any counterclaim, defense, recoupment or setoff and shall be made in U.S. dollars in immediately available funds not later than 5:00 p.m. Eastern Time on the date specified herein, to the Noteholder’s account at a bank specified by the Noteholder in writing to the Borrower from time to time. 7.2 Application of Payments. All payments and distributions made to the Noteholder on account of one or more Member Loans shall be applied, (a) first, to payment of any fees and expenses of the Noteholder payable by the Borrower hereunder, (b) second, to payment of any interest due under all such Member Loans and (c) third, to payment of the principal of all such Member Loans until all amounts due thereunder are paid in full. Payments on account of interest on Member Loans shall be made on a “last in, first out basis” so that the accrued interest on the newest Member Loans is paid first. Likewise, principal payments on Member Loans shall be made on a “first in, first out basis” such that the oldest Member Loan is repaid first. 7.3 Turnover of Proceeds. While any Member Loan is outstanding, the Borrower acknowledges that, to the extent required to pay the Member Loan Monthly Sweep amount in full, in repayment thereof: (a) the Company shall be obligated to pay directly to the Noteholder the amount of any distributions payable to the Borrower under the LLC Agreement as set forth herein and (b) to the extent the amounts in clause (a) are not sufficient, the Operator shall be obligated to pay directly to the Noteholder the Fees (as defined in the Property Management Agreement) payable to the Borrower in accordance with the Property Management Agreement. The Borrower shall be entitled to distributions and the Operator shall be entitled to the payment of the Fee to the extent such amounts exceed the amount required to pay such Member Loan Monthly Sweep in accordance with this Section 7.3. For so long as the Member Loan is outstanding, Compute North Member LLC shall remain the Borrower under this Note and Operator under the Property Management Agreement. 7.4 Business Day Convention. Whenever any payment to be made hereunder shall be due on a day that is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension will be taken into account in calculating the amount of interest payable under this Note. 7.5 Evidence of Debt. The Noteholder is authorized to record on the grid attached hereto as Exhibit A each Member Loan made to the Borrower and each payment or otherwise, such amount shall thereafter bear interest at the Default Rate from the date of such 6.3 Computation of Interest. All computations of interest shall be made on the basis of 365 or 366 days, as the case may be, and the actual number of days elapsed, compounded monthly. Interest shall accrue on each Member Loan on the day on which such Member Loan is made and shall not accrue on such Member Loan for the day on which it is paid. 7.1 Manner of Payments. All payments of interest and principal on Member Loans shall be made without condition or deduction for any counterclaim, defense, recoupment or setoff and shall be made in U.S. dollars in immediately available funds not later than 5:00 p.m. Eastern Time on the date specified herein, to the Noteholder’s account at a bank specified by the Noteholder in writing to the Borrower from time to time. 7.2 Application of Payments. All payments and distributions made to the Noteholder on account of one or more Member Loans shall be applied, (a) and expenses of the Noteholder payable by the Borrower hereunder, (b) of any interest due under all such Member Loans and (c) all such Member Loans until all amounts due thereunder are paid in full. Payments on account of interest on Member Loans shall be made on a “last in, first out basis interest on the newest Member Loans is paid first. Likewise, principal payments on Member first in, first out basis 7.3 Turnover of Proceeds. While any Member Loan is outstanding, the Borrower acknowledges that, to the extent required to pay the Member Loan Monthly Sweep amount in full, in repayment thereof: (a) the Company shall be obligated to pay directly to the Noteholder the amount of any distributions payable to the Borrower under the LLC Agreement as set forth herein and (b) to the extent the amounts in clause (a) are not sufficient, the Operator shall be obligated to pay directly to the Noteholder the Fees (as defined in the Property Management Agreement) payable to the Borrower in accordance with the Property Management Agreement. The Borrower shall be entitled to distributions and the Operator shall be entitled to the payment of the Fee to the extent such amounts exceed the amount required to pay such Member Loan Monthly Sweep in accordance with this Section Loan is outstanding, Compute North Member LLC shall remain the Borrower under this Note and Operator under the Property Management Agreement. 7.4 Business Day Convention. Whenever any payment to be made hereunder shall be due on a day that is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension will be taken into account in calculating the amount of interest payable under this Note.

prepayment thereof. The entries made by the Noteholder shall, to the extent permitted by applicable Law, be prima facie evidence of the existence and amounts of the obligations of the Borrower therein recorded; provided, however, that the failure of the Noteholder to record such payments or prepayments, or any inaccuracy therein, shall not in any manner affect the obligation of the Borrower to repay (with applicable interest) the Loan in accordance with the terms of this Note. 7.6 Rescission of Payments. If at any time any payment made by the Borrower under this Note is rescinded or must otherwise be restored or returned upon the insolvency, bankruptcy, or reorganization of the Borrower or otherwise, the Borrower's obligation to make such payment shall be reinstated as though such payment had not been made. 8. Representations and Warranties. The Borrower hereby represents and warrants to the Noteholder on the date hereof as follows: 8.1 Existence; Power and Authority; Compliance with Laws. The Borrower (a) is a limited liability company duly organized, validly existing, and in good standing under the laws of the state of Delaware, and (b) has the requisite power and authority, and the legal right, to own, lease, and operate its properties and assets and to conduct its business as it is now being conducted, to execute and deliver this Note, and to perform its obligations hereunder. 8.2 Authorization; Execution and Delivery. The execution and delivery of this Note by the Borrower and the performance of its obligations hereunder have been duly authorized by all necessary limited liability company action in accordance with all applicable Laws. The Borrower has duly executed and delivered this Note. 8.3 No Approvals. No consent or authorization of, filing with, notice to, or other act by, or in respect of, any Governmental Authority or any other Person is required in order for the Borrower to execute, deliver, or perform any of its obligations under this Note. 8.4 No Violations. The execution and delivery of this Note and the consummation by the Borrower of the transactions contemplated hereby do not and will not (a) violate any Law applicable to the Borrower or by which any of its properties or assets may be bound; or (b) constitute a default under any material agreement or contract by which the Borrower may be bound. 8.5 Enforceability. The Note is a valid, legal, and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law). 9. Restrictions on Transfer; Pledge or Other Encumbrance. The Borrower may not Transfer all or any portion of its Membership Interest other than as expressly permitted by the LLC Agreement. The Borrower may not Encumber its Membership Interests without the prior written consent of TZCH Member, which consent may be granted or withheld in TZCH Member’s sole that the failure of the Noteholder to record such payments or prepayments, or any inaccuracy therein, shall not in any manner affect the obligation of the Borrower to repay (with applicable interest) the Loan in accordance with the 7.6 Rescission of Payments. If at any time any payment made by the Borrower under this Note is rescinded or must otherwise be restored or returned upon the insolvency, bankruptcy, or reorganization of the Borrower or otherwise, the Borrower's obligation to make such payment shall be reinstated as though such payment had not been made. 8. Representations and Warranties. The Borrower hereby represents and warrants to the 8.1 Existence; Power and Authority; Compliance with Laws. The Borrower (a) is a limited liability company duly organized, validly existing, and in good standing under the laws of the state of Delaware, and (b) has the requisite power and authority, and the legal right, to own, lease, and operate its properties and assets and to conduct its business as it is now being conducted, to execute and deliver this Note, and to perform its obligations 8.2 Authorization; Execution and Delivery. The execution and delivery of this Note by the Borrower and the performance of its obligations hereunder have been duly authorized by all necessary limited liability company action in accordance with all applicable Laws. The Borrower has duly executed and delivered this Note. 8.3 No Approvals. No consent or authorization of, filing with, notice to, or other act by, or in respect of, any Governmental Authority or any other Person is required in order for the Borrower to execute, deliver, or perform any of its obligations under this Note. 8.4 No Violations. The execution and delivery of this Note and the consummation by the Borrower of the transactions contemplated hereby do not and will not (a) violate any Law applicable to the Borrower or by which any of its properties or assets may be bound; or (b) constitute a default under any material agreement or contract by which the Borrower may 8.5 Enforceability. The Note is a valid, legal, and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law). 9. Restrictions on Transfer; Pledge or Other Encumbrance. Transfer all or any portion of its Membership Interest other than as expressly permitted by the LLC Agreement. The Borrower may not Encumber its Membership Interests without the prior written consent of TZCH Member, which consent may be granted or withheld in TZCH Member discretion and any Encumbrance in contravention of this Note or the LLC Agreement shall be null and void. 10. Events of Default. 10.1 Each Member Loan Event of Default under the LLC Agreement shall constitute a “Member Loan Event of Default” hereunder. In addition to the foregoing, Borrower acknowledges and agrees that a Guarantor Default shall also constitute a Member Loan Event of Default. 10.2 If any Member Loan Event of Default occurs and is continuing, the Noteholder may, without liability to the Borrower, (a) declare the unpaid principal amount of all outstanding Member Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other document evidencing Member Loans to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower and (b) take any other action set forth in Section 3.02(b)(i)(L) of the LLC Agreement; provided, however, that upon the occurrence of an actual or deemed entry of an order for relief with respect to the Borrower under the Bankruptcy Code of the United States or any other debtor relief Law, the unpaid principal amount of all outstanding Member Loans and all interest and other amounts that have accrued and are owing as aforesaid shall automatically become due and payable. 10.3 No failure on the Noteholder’s part to exercise, and no delay in exercising, any right hereunder will operate as a waiver thereof; nor will any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies provided herein are cumulative and not exclusive of any remedies provided by law. 11. Miscellaneous. 11.1 Notices. All notices, requests, or other communications required or permitted to be delivered hereunder shall be delivered in writing, in each case to the address specified in Section 13.03 of the LLC Agreement or to such other address as such party may from time to time specify in writing in compliance with this provision, and shall be deemed to have been given when given in such matter and by such times as set forth in Section 13.03 of the LLC Agreement. 11.2 Expenses. The Borrower agrees to pay within ten (10) Business Days of demand thereof, all out-of-pocket costs, expenses and fees incurred by the Noteholder (including without limitation, counsel fees and expenses) in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of the Member Loans made hereunder or any workout or restructuring in respect thereof. For the avoidance of doubt, the Borrower is not obligated to pay costs, expenses or fees in connection with the preparation, execution, or delivery of this Note. 11.3 Governing Law. This Note and any claim, controversy, dispute, or cause of action (whether in contract or tort or otherwise) based upon, arising out of, or relating to this Note, and the transactions contemplated hereby shall be governed by the laws of the State of Delaware. 10.1 Each Member Loan Event of Default under the LLC Agreement shall constitute hereunder. In addition to the foregoing, Borrower acknowledges and agrees that a Guarantor Default shall also constitute a Member Loan Event 10.2 If any Member Loan Event of Default occurs and is continuing, the Noteholder may, without liability to the Borrower, (a) declare the unpaid principal amount of all outstanding Member Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other document evidencing Member Loans to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower and (b) take any other action provided occurrence of an actual or deemed entry of an order for relief with respect to the Borrower under the Bankruptcy Code of the United States or any other debtor relief Law, the unpaid principal amount of all outstanding Member Loans and all interest and other amounts that have accrued and are owing as aforesaid shall automatically become due and payable. s part to exercise, and no delay in exercising, any right hereunder will operate as a waiver thereof; nor will any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies provided herein are cumulative and not exclusive of any remedies provided by law. All notices, requests, or other communications required or permitted to be delivered hereunder shall be delivered in writing, in each case to the address specified in Section 13.03 of the LLC Agreement or to such other address as such party may from time to time specify in writing in compliance with this provision, and shall be deemed to have been given when given in such matter and by such times as set forth in Section 13.03 of the LLC 11.2 Expenses. The Borrower agrees to pay within ten (10) Business Days of demand thereof, all out-of-pocket costs, expenses and fees incurred by the Noteholder (including without limitation, counsel fees and expenses) in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of the Member Loans made hereunder or any workout or restructuring in respect thereof. For the avoidance of doubt, the Borrower is not obligated to pay costs, expenses or fees in connection with the preparation, execution, or delivery of this Note. action (whether in contract or tort or otherwise) based upon, arising out of, or relating to this Note, and the transactions contemplated hereby shall be governed by the laws of the State of

11.4 Submission to Jurisdiction. (a) Each of the Borrower and the Noteholder hereby irrevocably and unconditionally (i) agrees that any legal action, suit, or proceeding arising out of or relating to this Note shall be brought in the United States District Court for the District of Delaware or in the Court of Chancery of the State of Delaware (or, if such court lacks subject matter jurisdiction, in the Superior Court of the State of Delaware) and (ii) submits to the exclusive jurisdiction of any such court in any such action, suit, or proceeding. Final judgment against the Borrower or the Noteholder in any action, suit, or proceeding shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment. (b) Nothing in this Section 11.4 shall affect the right of the Borrower or the Noteholder to (i) commence legal proceedings or otherwise sue the other party in any other court having jurisdiction over such party or (ii) serve process upon the other party in any manner authorized by the laws of any such jurisdiction. 11.5 Venue. Each of the Borrower and the Noteholder irrevocably and unconditionally waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Note in any court referred to in Section 11.4 and the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. 11.6 Waiver of Jury Trial. EACH OF THE BORROWER AND THE NOTEHOLDER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY RELATING TO THIS NOTE OR THE TRANSACTIONS CONTEMPLATED HEREBY, WHETHER BASED ON CONTRACT, TORT, OR ANY OTHER THEORY. 11.7 Integration. This Note and the LLC Agreement constitute the entire contract between the parties with respect to the subject matter hereof and supersede all previous agreements and understandings, oral or written, with respect thereto. 11.8 Successors and Assigns. This Note may not be assigned or transferred by the Noteholder to any Person without the prior written approval of the Borrower, except that this Note may be assigned to Affiliates of the Noteholder (so long as such entity remains an Affiliate of Noteholder) and shall be assigned by Noteholder to any successor TZCH Member or in connection with a Permitted Transfer. The Borrower may not assign or transfer this Note or any of its rights hereunder without the prior written consent of TZCH Member and any assignment or transfer of this Note in contravention hereof shall be null and void. This Note shall inure to the benefit of, and be binding upon, the parties and their successors or permitted assigns. 11.9 Waiver of Notice. The Borrower hereby waives demand for payment, presentment for payment, protest, notice of payment, notice of dishonor, notice of nonpayment, notice of acceleration of maturity, and diligence in taking any action to collect sums owing hereunder. (a) Each of the Borrower and the Noteholder hereby irrevocably and unconditionally (i) agrees that any legal action, suit, or proceeding arising out of or relating to this Note shall be brought in the United States District Court for the District of Delaware or in the Court of Chancery of the State of Delaware (or, if such court lacks subject matter jurisdiction, in the Superior Court of the State of Delaware) and (ii) submits to the exclusive jurisdiction of any such court in any such action, suit, or proceeding. Final judgment against the Borrower or the Noteholder in any action, suit, or proceeding shall be conclusive and may be enforced in any other jurisdiction by suit (b) Nothing in this Section 11.4 shall affect the right of the Borrower or the Noteholder to (i) commence legal proceedings or otherwise sue the other party in any other court having jurisdiction over such party or (ii) serve process upon the other party in any manner authorized by the laws of any such jurisdiction. 11.5 Venue. Each of the Borrower and the Noteholder irrevocably and unconditionally waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Note in any court referred to in Section 11.4 and the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. 11.6 Waiver of Jury Trial. EACH OF THE BORROWER AND THE NOTEHOLDER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY RELATING TO THIS NOTE OR THE TRANSACTIONS CONTEMPLATED HEREBY, WHETHER BASED ON CONTRACT, TORT, OR ANY OTHER THEORY. 11.7 Integration. This Note and the LLC Agreement constitute the entire contract between the parties with respect to the subject matter hereof and supersede all previous agreements and understandings, oral or written, with respect thereto. 11.8 Successors and Assigns. This Note may not be assigned or transferred by the Noteholder to any Person without the prior written approval of the Borrower, except that this Note may be assigned to Affiliates of the Noteholder (so long as such entity remains an Affiliate of Noteholder) and shall be assigned by Noteholder to any successor TZCH Member or in connection with a Permitted Transfer. The Borrower may not assign or transfer this Note or any of its rights hereunder without the prior written consent of TZCH Member and any assignment or transfer of this Note in contravention hereof shall be null and void. This Note shall inure to the benefit of, and be binding upon, the parties and their successors or permitted assigns. presentment for payment, protest, notice of payment, notice of dishonor, notice of nonpayment, notice of acceleration of maturity, and diligence in taking any action to collect

11.10 Amendments and Waivers. No term of this Note may be waived, modified, or amended except by an instrument in writing signed by both of the parties. Any waiver of the terms hereof shall be effective only in the specific instance and for the specific purpose given. 11.11 Headings. The headings of the various Sections and subsections herein are for reference only and shall not define, modify, expand, or limit any of the terms or provisions hereof. 11.12 No Waiver; Cumulative Remedies. No failure to exercise, and no delay in exercising on the part of the Noteholder, of any right, remedy, power, or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power, or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power, or privilege. The rights, remedies, powers, and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers, and privileges provided by law. 11.13 Electronic Execution. The words “execution,” “signed,” “signature,” and words of similar import in the Note shall be deemed to include electronic or digital signatures or electronic records, each of which shall be of the same effect, validity, and enforceability as manually executed signatures or a paper-based record-keeping system, as the case may be, to the extent and as provided for under applicable law, including the Electronic Signatures in Global and National Commerce Act of 2000 (15 U.S.C. §§ 7001 to 7031), the Uniform Electronic Transactions Act (UETA), or any state law based on the UETA, including the New York Electronic Signatures and Records Act (N.Y. State Tech. §§ 301 to 309). 11.14 Severability. If any term or provision of this Note is invalid, illegal, or unenforceable in any jurisdiction, such invalidity, illegality, or unenforceability shall not affect any other term or provision of this Note or invalidate or render unenforceable such term or provision in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal, or unenforceable, the parties shall negotiate in good faith to modify this Note so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible. 11.15 Termination. Upon the occurrence of payment in full of the Member Loan Secured Obligations in accordance with the terms hereof, this Promissory Note and the security interest granted hereby and Article III of the LLC Agreement shall automatically terminate, all rights to the Collateral shall automatically revert to the Borrower accordingly, and the Noteholder shall within a reasonable period of time cause to be assigned, transferred and delivered, against receipt but without any recourse, warranty or representation whatsoever, any remaining Collateral and money received in respect of the Collateral, to or on the order of a Borrower. The Noteholder shall also execute and deliver to the Borrower, at the Borrower’s expense, such UCC termination statements and other documentation as shall be reasonably requested by such Borrower to effect the termination and release of the Liens created under this Agreement and the LLC Agreement in respect of this Note (and if this is the only Note, all such Liens). [SIGNATURE PAGE FOLLOWS] terms hereof shall be effective only in the specific instance and for the specific purpose given. 11.11 Headings. The headings of the various Sections and subsections herein are for reference only and shall not define, modify, expand, or limit any of the terms or provisions 11.12 No Waiver; Cumulative Remedies. No failure to exercise, and no delay in exercising on the part of the Noteholder, of any right, remedy, power, or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power, or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power, or privilege. The rights, remedies, powers, and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers, and signed, of similar import in the Note shall be deemed to include electronic or digital signatures or electronic records, each of which shall be of the same effect, validity, and enforceability as manually executed signatures or a paper-based record-keeping system, as the case may be, to the extent and as provided for under applicable law, including the Electronic Signatures in Global and National Commerce Act of 2000 (15 U.S.C. §§ 7001 to 7031), the Uniform Electronic Transactions Act (UETA), or any state law based on the UETA, including the New York Electronic Signatures and Records Act (N.Y. State Tech. §§ 301 to 309). 11.14 Severability. If any term or provision of this Note is invalid, illegal, or unenforceable in any jurisdiction, such invalidity, illegality, or unenforceability shall not affect any other term or provision of this Note or invalidate or render unenforceable such term or provision in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal, or unenforceable, the parties shall negotiate in good faith to modify this Note so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible. 11.15 Termination. Upon the occurrence of payment in full of the Member Loan Secured Obligations in accordance with the terms hereof, this Promissory Note and the security interest granted hereby and Article III of the LLC Agreement shall automatically terminate, all rights to the Collateral shall automatically revert to the Borrower accordingly, and the Noteholder shall within a reasonable period of time cause to be assigned, transferred and delivered, against receipt but without any recourse, warranty or representation whatsoever, any remaining Collateral and money received in respect of the Collateral, to or on the order of a Borrower. The Noteholder shall also execute and deliver to the Borrower, at the Borrower be reasonably requested by such Borrower to effect the termination and release of the Liens created under this Agreement and the LLC Agreement in respect of this Note (and if this is the only Note, all such Liens).

[Signature Page to Secured Promissory Note] IN WITNESS WHEREOF, the Borrower has executed this Note as of the date first above written. COMPUTE NORTH MEMBER LLC By: By:__________________________________ Name: Drake Harvey Title: Authorized Person